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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 13, 2005

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      0-10783                 75-1590407
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                       Identification)

                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (801) 972-5555

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 13, 2005, BSD Medical Corporation (the "Company") issued a press release announcing its projected financial results for the year ended August 31, 2005, and certain other information. A copy of this press release is attached as
Exhibit 99.1 to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibit.

      99.1 BSD Medical Corporation's press release dated September 13, 2005, regarding projected financial results for the year ended August 31, 2005 and certain other information.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 13, 2005

                                                          By: /s/ Hyrum A. Mead
                                                              -----------------
                                                              President

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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   99.1        Press Release of BSD Medical Corporation dated September 13, 2005